BE AEROSPACE, INC.

                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

                                 AS REQUIRED BY

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BE Aerospace, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
J. Khoury, President and Chief Executive Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 7, 2005                 By: /s/ Robert J. Khoury
                                           -------------------------------------
                                           Robert J. Khoury
                                           President and Chief Executive Officer